Acquisition - Schedule of final allocation of the purchase price based on the estimated fair values of the assets acquired and liabilities assumed (Detail) - USD ($) $ in Thousands	Oct. 31, 2019	Jan. 31, 2019	Jan. 31, 2018
Acquisition Date [Line Items]
Goodwill	$ 251	$ 250	$ 0
Vital Score [Member]
Acquisition Date [Line Items]
Property and equipment		5
Acquired technology		490
Customer relationships		980
Goodwill		250
Total assets acquired		1,725
Accounts payable		(23)
Total purchase price		$ 1,702